SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 1, 2003

                        Franklin Street Properties Corp.
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               (Exact name of registrant as specified in charter)

        Maryland                   000-32615                   04-3578653
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  (State or other juris-         (Commission                 (IRS Employer
 diction of incorporation        File Number)              Identification No.)

    401 Edgewater Place, Suite 200
            Wakefield, MA                                        01880
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (781) 557-1300


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          (Former name or former address, if changed since last report)
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Introductory Note:

On June 1, 2003 (the "Effective Date"), Franklin Street Properties Corp. ("FSP Corp."), a Maryland corporation, acquired thirteen real estate investment trusts (collectively, the "Target REITs"), each a Delaware corporation, pursuant to an Agreement and Plan of Merger, dated as of January 14, 2003, by and among FSP Corp. and the Target REITs (the "Acquisition"). On June 4, 2003, FSP Corp. filed a Current Report on Form 8-K (the "Current Report") to report the Acquisition. The purpose of this Amendment No.1 to the Current Report is to file the financial statements of the businesses acquired and the pro forma financial information required by Item 7.

The Company hereby amends and restates Item 7 of the Current Report to read in its entirety as follows:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

      The financial statements required by this item is contained in Exhibit
      99.1 to this Amendment No. 1 to the Current Report and is incorporated herein by reference.

      (b)   Pro Forma Financial Information.

      The pro forma financial information required by this item is contained in
      Exhibit 99.2 to this Amendment No. 1 to the Current Report and is incorporated herein by reference.

      (c)   Exhibits.

      See Exhibit Index attached hereto.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date: August 14, 2003             FRANKLIN STREET PROPERTIES CORP.


                                           By: /s/ George J. Carter
                                           -------------------------------------
                                           George J. Carter
                                           President and Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit Number          Description
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2.1                     Agreement and Plan of Merger, dated as of January 14,
                        2003, among Franklin Street Properties Corp. and thirteen real estate investment trusts, incorporated by reference from Exhibit 2.1 to FSP Corp.'s Form 8-K filed with the Securities and Exchange Commission on January
                        15, 2003. (1)

23.1                    Consent of Braver and Company P.C.

99.1                    Financial Statements.

99.2                    Pro Forma Financial Statements.

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(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. FSP Corp. will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.